EXHIBIT 10.10

GE Capital Healthcare Financial Services


                    MASTER SECURITY AGREEMENT
                     DATED AS OF 12/26/2002

     THIS MASTER SECURITY AGREEMENT is between General Electric Capital Corporation (together with its successors and assigns, if any, "Secured Party") and the undersigned Debtor ("Debtor"). Secured Party has a mailing address at P.0. Box 414, W-490, Milwaukee, WI 53201-0414. Debtor is a Corporation organized and existing under the laws of the State of California. Debtor's mailing address and chief place of business is 21101 Oxnard
Street, Woodland Hills, CA 91367. This Agreement contains the general terms that apply to the financing of Equipment (defined below). Additional terms that apply to the Equipment shall be contained on a schedule ("Schedule") and in the GE Equipment Addendum or the Non-GE Equipment Addendum, as the case may be.

1.   FINANCING, TERM AND TERMINATION:

     (a) In the case of equipment manufactured by the General Electric Company or its affiliates ("GE Equipment"), Secured Party agrees to sell to Debtor and Debtor agrees to purchase from Secured Party the GE Equipment. In the case of equipment not manufactured by the General Electric Company or its affiliates ("non-GE Equipment"), Secured Party agrees to finance Debtor's purchase of the non-GE Equipment. GE Equipment and non-GE Equipment shall be referred to herein as the "Equipment". All units of Equipment and other property, and all accessories, upgrades, additions, substitutions, replacement parts and tools pertaining thereto are further described in any Schedule signed by both parties.

(b) This Agreement shall be effective as of the date stated above and, unless sooner terminated by Secured Party as hereinafter provided, shall continue until all of Debtor's obligations hereunder or under any Schedule(s) are fulfilled. The term of each Schedule is as specified in the Schedule and commences upon the Term Commencement Date (defined in subparagraph (c) below). In the event of a conflict between provisions of this Agreement and a Schedule, the provisions of the Schedule shall control.

(c) The "Term Commencement Date" shall begin on (A) in the case of GE Equipment, the earlier of (i) five days after the date the Debtor is notified the Equipment has been assembled and is operating in accordance with the manufacturer's published performance specifications or (ii) the date the Debtor first uses the Equipment or (B) in the case of non-GE Equipment the date when Debtor has accepted the Equipment. However, if the GE Equipment's installation and availability for first use is delayed for any reason for which the Secured Party is not responsible, the GE Equipment's availability for first use may, at Secured Party's discretion, be declared to be 30 days after the date the GE Equipment is delivered.

2. CREATION OF SECURITY INTEREST: Debtor grants to Secured Party, its successors and assigns, a security interest in and against the Equipment and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof. This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, from time to time identified on a Schedule and any renewals, extensions and modifications of such debts, obligations and liabilities.

3. MONTHLY INSTALLMENTS/DOWN PAYMENT: Debtor shall pay monthly installments to Secured Party at its address stated above, except as otherwise directed by Secured Party. Installments shall be in the amount set forth in the applicable Schedule and are due in advance beginning on the Term Commencement Date and on the same day of each consecutive month thereafter. If any down payment (as stated in the Schedule) is payable, it shall be due when the Debtor signs the Schedule. The down payment shall be applied in the manner set forth under such Schedule. Subject to set-off for payments made or expenses incurred by Secured Party, Secured Party will refund the down payment paid by Debtor with respect to a Schedule if the Schedule is terminated in writing, before any part of the Equipment is delivered to the Site, (i) by Secured Party or Debtor as a direct result of the other's material breach of a material term or condition of that Schedule or (ii) by mutual written agreement between the parties. If a monthly installment is not paid within ten days of its due date, Debtor agrees to pay a late charge of five cents ($0.05) per dollar on. and in addition to, the amount of such installment but not exceeding the lawful maximum, if any. All other payments received by Secured Party shall first be applied to any accrued late charge(s) and other monies due Secured Party hereunder and then to any unpaid installments.

4. TAXES: If permitted by law, Debtor shall report and pay promptly all taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement (or any receipts hereunder), any Schedule, Secured Party or Debtor by any governmental entity or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (collectively "Taxes"). Debtor shall have no liability for Taxes imposed by the United States of America or any state or political subdivision thereof which are on or measured by the net income of Secured Party. Debtor shall promptly reimburse Secured Party (on an after tax basis) for any Taxes charged to or assessed against Secured Party. Debtor shall send Secured Party a copy of each report or return and evidence of Debtor's payment of Taxes upon request by Secured Party.

5.   REPORTS:

     (a) If any tax or other lien shall attach to any Equipment, Debtor will notify Secured Party in writing, within ten days after Debtor becomes aware of the tax or lien. The notice shall include the full particulars of the tax or lien and the location of such Equipment on the date of the notice.

    (b) Debtor will deliver to Secured Party, Debtor's complete financial statements, certified by a recognized firm of certified public accountants within 90 days of the close of each fiscal year of Debtor. Debtor will deliver to Secured Party copies of Debtor's quarterly financial report certified by the chief financial officer of Debtor, within 90 days of the close of each fiscal quarter of Debtor. Debtor will deliver to Secured Party all Forms 10-K and 10-Q, if any, filed with the Securities and Exchange Commission within 30 days after the date on which they are filed.

    (c) Debtor will promptly notify Secured Party of any change in Debtor's state of incorporation or organization.

6.   MAINTENANCE:

     (a) Debtor will, at its sole expense, maintain each unit of Equipment in good operating order and repair, normal wear and tear excepted. The Debtor shall also maintain the Equipment in accordance with manufacturer's recommendations. Debtor shall make aft alterations or modifications required to comply with any applicable law, rule or regulation during the term of this Agreement. If Secured Party requests, Debtor shall affix plates, tags or other identifying labels showing ownership thereof by Debtor and Secured Party's security interest.

     (b) Debtor will not attach or install anything on any Equip-ment that will impair the originally intended function or use of such Equipment without the prior written consent of Secured Party.
All additions, parts, supplies, accessories, and equipment
("Additions") furnished or attached to any Equipment that are not readily removable shall become the property of Secured Party.
All Additions shall be made only in compliance with applicable law. Debtor will not attach or install any Equipment to or in any other personal or real property without the prior written consent of Secured Party.

7. INSURANCE: Debtor agrees at its own expense, to keep the Equipment insured with companies acceptable to Secured Party for such amounts and against such hazards as Secured Party may require, including, but not limited to, all risk physical damage Insurance for the Equipment itself, with losses under the policies payable to Secured Party or its assigns, if any, and liability coverage for personal injuries, death and/or property damages on terms satisfactory to Secured Party. Secured Party and/or its officers, agents, employees and/or successors and/or assigns shall be named as an additional insured under all such insurance policies with loss payable clauses under said policies payable in Secured Party's favor, as Secured Party's interest may appear. Said Equipment shall be insured for not less than its stated replacement value or such other amount as Secured Party shall specify. Said liability insurance shall be in an amount of not less than two million dollars ($2,000,000.00) or such other amount as Secured Party shall specify. Debtor hereby appoints Secured Party as its attorney-in-fact to make proof of loss and claims for insurance and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made with respect to the insurance policies. Debtor may not make adjustments with insurers except with Secured Party's prior written consent. The policies will provide that the insurance may not be altered or canceled by the insurer until after thirty days written notice to Secured Party. In the event of damage to or toss, secretion, destruction or theft of the Equipment, or any portion of the Equipment, whether in whole or in part, Debtor will pay to Secured Party the replacement value of all Equipment, or of the portion of the Equipment affected if the value and use of the remainder of the Equipment are not affected at the time of such occurrence (except the extent that Secured Party receives proceeds of insurance covering such Equipment). Secured Party may, at Secured Party's option, apply proceeds of insurance, in whole or in part, (i) to repair or comparably replace the Equipment or any portion of it, or (ii) to satisfy any of Debtor's obligations pursuant to this Agreement or a Schedule.

8.   ACCESS AND REMOVAL:

     (a) The cost of removal and turnover, including all transportation, of the Equipment in the event of Debtor's default of a Schedule will be at Debtor's expense. If Debtor makes modifications to the site after the Equipment has been installed which impede the removal of the Equipment, the cost of removing the impediments and restoring the site will be at Debtor's expense.

   (b) If, following an event of default, Secured Party exercises its right to demand that Debtor turn over the Equipment to Secured Party, the Equipment will be turned over to Secured Party or assigns, in the same condition and appearance as when received by Debtor (reasonable wear and tear excepted) and in good working order and condition, operable in accordance with our then prevailing performance specifications or, in the case of non-GE Equipment, the supplier's and, if different, the manufacturer's, then prevailing specifications. All waste material and fluid must be removed from the Equipment and disposed of by Debtor in accordance with then current waste disposal laws. If the Equipment is not so turned over, Secured Party, at Debtor's sole expense, may have the Equipment restored to such a condition. If Secured Party so requires, the units shall be de-installed and crated by an authorized manufacturer's representative or such other service person as is reasonably satisfactory to Secured Party.

9.   DEFAULT AND REMEDIES:

     (a)  Secured Party may declare this Agreement in default if:
(i) Debtor breaches its obligation to pay monthly installments or any other sum when due and falls to cure the breach within ten days; (ii) Debtor breaches any of its insurance obligations under this Agreement; (iii) Debtor breaches any of Its other obligations and falls to cure that breach within 30 days after written notice from Secured Party; (iv) any representation or warranty made by Debtor in connection with this Agreement shall be false or misleading in any material respect; (v) Debtor or any guarantor or other obligor for the Debtor's obligations hereunder ("Guarantor") becomes insolvent or ceases to do business as a going concern; (vi) Debtor assigns any of its interests in this Agreement or in the Equipment without Secured Party's prior consent; (vii) if Debtor or any Guarantor is a natural person, any death or incompetency of Debtor or such Guarantor; (viii) a petition Is filed by or against Debtor or any Guarantor under any bankruptcy or insolvency laws and in the event of an involuntary petition, the petition is not dismissed within 45 days of the filing date; or (ix) any material adverse change occurs in Debtor's financial condition or business operations (or of any Guarantor) or any material change occurs in the ownership of
Debtor; or (x) Debtor improperly files an amendment or termination statement relating to a filed financing statement describing the Equipment. The default declaration shall apply to all Schedules unless specifically excepted by Secured Party.

     (b) Upon the occurrence of an event of default hereunder, Secured Party shall have the non-exclusive option to:
(i) declare all sums due and to become due for the full term of any or all of the Schedules immediately due and payable;
(ii) declare all other amount(s) due Secured Party hereunder immediately due and payable; (iii) collect from Debtor, on all monies due but unpaid for more than ten days, a late charge of five cents per dollar on, and in addition to, the amount of all such monies, but not exceeding the lawful maximum; (iv) take possession of the Equipment and remove same from its existing location(s) without notice to or consent of Debtor; and store and/or dispose (by public sale or otherwise) of the Equipment at its then existing location(s) at no charge to Secured Party;
(v) sell or lease any or all items of Equipment at public or private sale or lease at such time or times as Secured Party may determine and if notice thereof is required bylaw, any notice in writing of any such sale or lease by Secured Party to Debtor not less than ten days prior to the date thereof shall constitute reasonable notice thereof to Debtor; (vi) otherwise dispose of, hold, use, operate, or keep idle such Equipment, all as Secured Party, in its sole discretion, may determine; and (vii) assert any other remedies available to Secured Party at law or in equity (including, without limitation, under the Uniform Commercial
Code).

     (c) After deducting all expenses of retaking, repairing, holding, transporting, selling and/or reletting the Equipment, the net proceeds (if any) from such sale or reletting by Secured Party shall be applied against Debtor's obligation hereunder. The proceeds of any sale, re-lease, or other disposition (if any) shall be applied in the following priorities: (i) first, to pay all Secured Party's costs, charges and expenses in taking, removing, holding, repairing, selling, re-leasing and disposing of the Equipment (ii) second, to the extent not previously paid by Debtor (or by a Guarantor of Debtor's obligations hereunder) to pay Secured Party all amounts due from Debtor hereunder;
(iii) third, to reimburse to Debtor (or any Guarantor) any sums previously paid as damages to Secured Party by Debtor (or such Guarantor); and (iv) lastly, any surplus shall be delivered to Debtor. Secured Party shall have the right to seek a deficiency from Debtor notwithstanding Secured Party's repossession or abandonment of the Equipment, or Seared Party's sale or reletting the Equipment to a third party.

     (d) The foregoing remedies are cumulative, and any or all thereof may be exercised instead of or in addition to each other or any remedies at law, in equity, or under statute. Debtor waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. Debtor shall pay Secured Party's actual attorney's fees incurred in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Waiver of any default shall not be a waiver of any other or subsequent default.

10. ASSIGNMENT: DEBTOR SHALL NOT SELL, TRANSFER, ASSIGN, ENCUMBER OR SUBLET ANY EQUIPMENT OR THE INTEREST OF DEBTOR IN THE EQUIPMENT OR THE RIGHTS OR OBLIGATIONS OF DEBTOR UNDER THIS
AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF SECURED PARTY. Secured Party may, without the consent of Debtor, assign this Agreement, any Schedule or the right to enter into a Schedule provided that any such assignment shall not relieve Secured Party of its obligations hereunder. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all monthly installments and all other amounts payable under any assigned Schedule to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee. Debtor hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever.

11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR: Debtor makes each of the following representations, warranties, and covenants to Secured Party on the date hereof and on the date of execution of each Schedule.

     (a)  Debtor has adequate power and capacity to enter into, and
perform   under,   this  Agreement  and  all  related   documents
(together, the "Documents"). Debtor is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

     (b) The Documents have been duly authorized, executed and delivered by Debtor and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

     (c) No approval, consent or withholding of objections is required from any governmental authority or entity with respect to the entry into or performance by Debtor of the Documents except such as have already been obtained.

     (d) The entry into and performance by Debtor of the Documents will not: (i) violate any judgment, order, law or regulation applicable to Debtor or any provision of Debtor's organizational documents; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Debtor is a party.

     (e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor, which if decided against Debtor will have a material adverse effect on the ability of Debtor to fulfill its obligations under this Agreement.

     (f) The Equipment is and will remain tangible personal property.

     (g) Each financial statement delivered to Secured Party has been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of the most recent financial statement, there has been no material adverse change in the financial condition of the Debtor.

     (h) Debtor's exact legal name is as set forth In the last page of this Agreement and Debtor is and will be at all times validly existing and in good standing under the laws of the state of its formation (specified in the first sentence of this Agreement).

     (i) The Equipment will at all times be used for commercial or business purposes.

     (j) Debtors agrees that the Equipment will be used by Debtor solely in the conduct of its business and in a manner complying with all applicable laws, regulations and insurance policies.

     (k) Debtor will not move any Equipment from the location specified on the Schedule, without the prior written consent of Secured Party.

     (l) Debtor will keep the Equipment free and dear of all liens and encumbrances other than those which result from acts of Secured Party.

12. USURY SAVINGS: It is the intention of the parties hereto to comply with any applicable usury laws to the extent that any
Schedule is determined to be subject to such laws. Accordingly, it is agreed that, notwithstanding any provision to the contrary in any Schedule or this Agreement, in no event shall any Schedule require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under any Schedule or this Agreement, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Schedule or this Agreement shall exceed the maximum amount of interest permitted by applicable law, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither Debtor nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Debtor, at the option of the Secured Party, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof.

13. LIMITATION OF REMEDIES AND DAMAGES: THE TOTAL LIABILITY OF SECURED PARTY AND ITS REPRESENTATIVES TO DEBTOR AND DEBTOR'S EXCLUSIVE REMEDY RELATING TO A SCHEDULE IS LIMITED TO THE MONTHLY INSTALLMENT WHICH IS THE BASIS FOR THE CLAIM. Debtor agrees that Secured Party and its representatives have no liability to Debtor for (i) any penal, punitive, special, incidental, or consequential damages such as lost profit or revenue, (ii) any assistance not required under the Schedule, or (iii) anything occurring after the end of a Schedule. Debtor will be barred from any remedy unless Debtor gives Secured Party prompt written notice of the problem. This is a commercial transaction. Any claim related to this contract will be covered solely by commercial legal principles. SECURED PARTY, ITS REPRESENTATIVES AND DEBTOR WILL NOT HAVE ANY NEGLIGENCE OR OTHER TORT LIABILITY TO THE OTHER ARISING FROM A SCHEDULE.

14. COMPLIANCE WITH REPORTING RESPONSIBILITIES: Debtor agrees to fully and accurately account for, and report in any, applicable cost reports, all items and services received from Secured Party under the Agreement, in a way which complies with all applicable laws and regulations, including the Federal Social Security Act and implementing regulations relating to Medicare, Medicaid and the Federal Health Care Programs.
15. FILING: Debtor will sign and return to Secured Party when requested such instrument(s) as applicable law requires or permits to give public notice of Secured Party's interest in the Equipment. In addition, Debtor hereby authorizes Secured Party to file a financing statement and amendments thereto describing the Equipment described in any and all Schedules now and hereafter executed pursuant hereto and adding any collateral described therein and containing any other Information required by the applicable Uniform Commercial Code. Debtor hereby irrevocably appoints Secured Party or its designee as Debtor's agent and attorney-in-fact to sign such instrument(s) on Debtor's behalf and to file them.

16.  MISCELLANEOUS:

     (a) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR
THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL
ENCOMPASSING  OF ANY AND ALL DISPUTES THAT MAY BE  FILED  IN  ANY
COURT.   THIS  WAIVER IS IRREVOCABLE.  THIS  WAIVER  MAY  NOT  BE
MODIFIED  EITHER  ORALLY OR IN WRITING.  THE  WAIVER  ALSO  SHALL
APPLY   TO  ANY  SUBSEQUENT  AMENDMENTS,  RENEWALS,  ADDENDA   OR
MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     (b) Time is of the essence of this Agreement. Secured Party's failure at any time to require strict performance by Debtor of any of the provisions hereof shall not waive or diminish Secured Party's right at any other time to demand strict compliance with this Agreement. If more than one
Debtor is named in this Agreement, the liability of each shall be joint and several. All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have specified in writing. This Agreement and any addendum, schedule and annexes hereto constitute the entire agreement of the parties with respect to the subject matter hereof.
No prior proposals, statements, course of dealing , or usage of trade will be a part of this Agreement. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO.

     (c) If Debtor does not comply with any provision of this Agreement, Secured Party shall have the right, but shall not be obligated, to effect such compliance, in whole or in part. All reasonable amounts spent and obligations incurred or assumed by Secured Party in effecting such compliance shall constitute an additional installment due to Secured Party. Debtor shall pay the additional Installment within five days after the date Secured Party sends notice to Debtor requesting payment. Secured Party's effecting such compliance shall not be a waiver of Debtor's default.

     (d) Any provisions in this Agreement, any Schedule, addendum or amendment hereto that are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

     (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE
OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

    IN  WITNESS  WHEREOF, Debtor and Secured Party  have  caused
this   Agreement   to  be  executed  by  their   duly   authorized
representatives as of the date first above written.

SECURED PARTY:                   DEBTOR:

General Electric Capital         HemaCare Corporation
Corporation


By:                              By: /s/ Judi Irving
   ----------------------           ---------------------

Name:                            Name:  Judi Irving
Title:Duly Authorized            Title:  President/CEO
Signatory

                    NON-GE EQUIPMENT ADDENDUM
                     DATED AS OF 12/26/2002
                  TO MASTER SECURITY AGREEMENT
                     DATED AS OF 12/26/2002



     THIS ADDENDUM ("Addendum") is attached and made a part of the above referenced Master Security Agreement (the "Agreement") between General Electric Capital Corporation ("Secured Party") and the undersigned Debtor ("Debtor") and is incorporated by reference into the Agreement. This Addendum modifies and supplements the Agreement and sets forth additional terms and conditions that apply to Equipment that has not been manufactured by the General Electric Company or its affiliates. Any conflict between this Addendum and the Agreement shall be resolved so as to give effect to the provisions of this Addendum. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

1.   TRANSPORTATION AND RISK OF LOSS:

     (a) The Equipment will be shipped to the site identified in a Schedule by the Supplier of the Equipment. Debtor will inform Secured Party of the date the Equipment is delivered within 5 days of such delivery. Any necessary assembly or installation will be described in the Schedule. The Debtor agrees to accept shipment of the Equipment and to cooperate with any assembler to permit the assembler to complete its task without delay.

    (b) The Debtor or the Supplier will bear responsibility for transportation and risk of loss of the Equipment at all times.
At no time will Secured Party bear the risk of loss. The use of the term "risk of loss" herein shall include, without limitation, the entire risk of any loss, theft, damage to, or destruction of any unit of Equipment from any cause whatsoever.

2. INDEMNIFICATION: Debtor hereby agrees to indemnify Secured Party, its agents, employees, successors and assigns (on an after tax basis) from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature arising out of or relating to the Equipment or this Agreement, except to the extent the losses, damages, penalties, injuries, claims, actions, suits or expenses result from Secured Party's gross negligence or willful misconduct ("Claims"). This Indemnity shall Include, but is not limited to, Secured Party's strict liability in tort and claims, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Secured Party or Debtor and any claim for patent, trademark or copyright infringement or environmental damage) or (ii) the condition of Equipment sold or disposed of after use by Debtor or employees of Debtor. Debtor shall, upon request, defend any actions based on, or arising out of, any of the foregoing. All of Secured Party's rights, privileges and indemnities contained in this Section 2 shall survive the expiration or other termination of this Agreement The rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Secured Party, its successors and assigns.

3. DISCLAIMER: DEBTOR ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM SECURED PARTY, ITS AGENTS OR EMPLOYEES. SECURED PARTY DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED UNDER THIS AGREEMENT OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Secured Party and Debtor, are to be borne by Debtor.

     IN  WITNESS  WHEREOF, Debtor and Secured Party  have  caused
this   Addendum   to  be  executed  by  their   duly   authorized
representatives as of the date first above written.

SECURED PARTY:                   DEBTOR:

General Electric Capital         HemaCare Corporation
Corporation


By:                              By:  /s/ Judi Irving
   -----------------------          ----------------------

Name:                            Name:  Judi Irving
     ---------------------            --------------------

Title: Duly Authorized           Title:  President/CEO
       Signatory

                       EQUIPMENT SCHEDULE
                     DATED AS OF 12/26/2002
                  TO MASTER SECURITY AGREEMENT
                     DATED AS OF 1212612002



     This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of the Master Security
Agreement identified above ("Agreement"). Except as provided herein, capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

1. EQUIPMENT: Subject to the terms and conditions of the Agreement, Secured Party agrees in the case of GE Equipment to sell to Debtor, and in the case of non-GE Equipment to finance Debtor's purchase of, the Equipment described below (the "Equipment').

                                                       Model, VIN #,
                                                           Unit #
Number                                   Finanaced      and/or Type
 of                       Supplier/      Equipment           of
Units        Site        Manufacturer      Cost           Equipment
------  -------------    ------------   ------------    -------------

5       HemaCare         Creative Bus    $403,750.65    Blood Vans
        Corporation      Sales, Inc.
        21101 Oxnard     13501 Benson
        Street           Avenue
        Woodland Hills,  Chino, CA
        CA 91367         91710



2.   TERMS AND INSTALLMENTS:

     A. Term of Schedule: 48 months. The term of this Schedule will commence on the Term Commencement Date specified in the 'Financing, Term and Termination" section of the Agreement and continue for the term specified immediately above, subject to and in accordance with the terms and conditions of this Schedule.

     B. Down Payment: $121,125.20. Debtor's payment of the down payment to Secured Party will be made on or before execution and return of this Schedule. Secured Party's retention of the down payment is subject to the "Monthly Installments/Down Payments" section of the Agreement.

     C. Monthly Installment: 48 Months @ $6,899.71, plus all applicable taxes. All payments will be in arrears. In states assessing sales and use tax, your Monthly Installments will be adjusted to include the applicable sales and use tax at the same rate that was used to calculate your Monthly Installments under this Agreement. Debtor's payment of Monthly Installments to Secured Party will be in accordance with the "Monthly Installments/Down Payments" section of the Agreement. The interest rate with respect to this Schedule will be established on the Term Commencement Date. The interest rate will be equal to 8% per annum plus or minus, as applicable, the number of points that the yield on 5 Year Interest Rate Swaps on the Term Commencement Date is above or below 3.7%, which was established based on the 5 Year Interest Rate Swaps as of the week ending 11/29/2002. The interest rate shall be calculated on the basis of a 365-day year and will be charged for each calendar day on which any principal of the financed Equipment cost is outstanding.

3. PREPAYMENT PENALTY. The Debtor may prepay in full, but not in part, its entire indebtedness hereunder upon payment of an additional sum as a premium equal to the following percentages of the original financed Equipment cost for the indicated period:

     Prior to the first annual anniversary date of this Schedule:
     no prepayment permitted

     Month thirteen (13) through and including month twenty-four (24) of this Schedule: four percent (4%)

     Month twenty-five (25) through and including month thirty-six (36) of this Schedule: three percent (3%)

     Month thirty-seven (37) through and including month forty-eight (48) of this Schedule: two percent (2%)

     And one percent (1%) thereafter, plus all other sums due hereunder.

4.   AUTODRAFTING:

     A. Debtor hereby authorizes Secured Party to initiate debit entries for Debtor's payment of the charges which are due periodically under this Schedule and any service contracts relating to the Equipment and the financial institution indicated below to debit with the amounts thereof the account listed below.

Financial Institution Name: Comerica Bank
Financial Institution Address: 21530 Oxnard Street
City: Woodland Hills        State: CA         Zip: 91367

     B. The following Information can be provided from Debtor's check so please attach a copy of a voided check:

Account Name:  HemaCare Corporation

Nine-digit Financial Institution ID Number: XXXXXXX

Your Financial Institution Account Number:xXXXXXXX

     C. Debtor further authorizes Secured Party to adjust the dollar amount transferred from Debtor's account to correspond to periodic changes in the payment due, if any, under the terms of this Schedule.

     D. Debtor hereby authorizes Secured Party to automatically debit all current or past due property taxes (if applicable).

     E.   Rules and Regulations

          (i) Debtor understands that due to the difference in timing between the Term Commencement Date and the booking of this Schedule, the initial debit may be for more then one periodic charge but will not be more than the actual total monthly amounts due at that time.

         (ii) Failure to have adequate funds in Debtor's account shall constitute an event of default under its Schedule.

        (iii) Debtor understands that it will continue to receive an invoice each month as notification of the amount to be debited from its account.

         (iv) Debtor must provide Secured Party with written notice at least 30 days in advance of Debtor's intent to revoke, terminate of modify this authorization of the information contained herein.

              In the event Debtor revokes or terminates this authorization, Debtor must remit its periodic charges directly to Secured Party at the address specified in the Agreement. Failure to pay the periodic charges on or before the due date shall constitute an event of default under this Schedule.

          (v) If a deduction is made in error, Debtor has the right to be immediately refunded by Secured Party for the amount of the erroneous deduction provided that Debtor provides written notification of the erroneous deduction within 15 days after itsaccount statement is issued or 45 days after the monies are paid to Secured Party.

5.    Debtor  does  further certify that as of  the  date  hereof
(i) Debtor is not in default under the Agreement; (ii) the representations and warranties made by Debtor pursuant to or under the Agreement are true and correct on the date hereof; and
(iii) Debtor has reviewed and approves of the purchase documents for the Equipment, if any.

6. Any modified or additional terms and conditions of this Schedule are set forth in the following attachments to this
Schedule:  _______

7. Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect.

SECURED PARTY:                   DEBTOR:

General Electric Capital         HemaCare Corporation
Corporation


By:                              By: /s/ Judi Irving
  ------------------------          -----------------------

Name:                            Name: Judi Irving
     ---------------------            ---------------------

Title: Duly Authorized           Title:  President/CEO
       Signatory

                     ACCEPTANCE CERTIFICATE
           RELATING TO SCHEDULE DATED AS OF 12/26/2002
       TO MASTER SECURITY AGREEMENT DATED AS OF 12/26/2002
           INTERNAL CONTRACT REFERENCE NUMBER 8525215
           INTERNAL ORDER REFERENCE NUMBER 861-403355
               EQUIPMENT DESCRIPTION:  Blood Vans




To:  General Electric Capital Corporation

Pursuant to the provisions of the above referenced Schedule and Master Security Agreement the undersigned, on behalf of, and as authorized and instructed by Debtor, hereby certifies that the Equipment described in the above-referenced Schedule has been delivered and received; that the Equipment has been fully assembled as required; that installation or other work necessary prior to the use of the Equipment has been fully completed as required; and that the Equipment has been examined and/or tested and is in good order and operating condition and is in all respects satisfactory.

Debtor hereby unconditionally accepts the Equipment as of the date set forth below.

Debtor has read and reviewed the above-referenced Master Security Agreement and Schedule, and hereby reaffirms and acknowledges its terms and conditions. Debtor further represents and warrants that all representations and warranties made by Debtor in such Master Security Agreement were true and accurate when originally made and are true and accurate as of the date set forth below.

The   undersigned  hereby  certifies  and  represents  that   the
undersigned is duly authorized to execute and deliver this ACCEPTANCE NOTICE on behalf of the Debtor.

Debtor
HemaCare Corporation

/s/  Judi Irving
--------------------------

Authorized Signature

President/CEO
---------------------------
Title


Date:  12/31/02
     ----------------------